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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-1 of our report dated January 21, 2000 relating to the financial statements of Noosh, Inc., which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California

March 23, 2000